LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED NOVEMBER 5, 2009

TO THE PROSPECTUS OF

LEGG MASON BATTERYMARCH 130/30

U.S. LARGE CAP EQUITY FUND

DATED FEBRUARY 28, 2009

The fund’s Board of Trustees has decided that it is in the best interests of the fund and its shareholders to terminate the fund. The fund is expected to cease operations on or about January 15, 2010. Before that date, at the discretion of the fund’s portfolio management, in preparation for the termination of the fund, the assets of the fund will be liquidated and the fund will cease to pursue its investment objective.

Shares of the fund will be closed to purchases and incoming exchanges as of November 5, 2009, except for the reinvestment of dividends and distributions, if any, and except that current shareholders who invest in the fund through a systematic investment plan or payroll deduction will be permitted to purchase additional fund shares for a reasonable period of time in order to permit them to select an investment alternative.

Fund shareholders who elect to redeem their shares prior to completion of the termination will be redeemed in the ordinary course at the fund’s net asset value per share. Each shareholder who remains in the fund will receive a liquidating distribution equal to the aggregate net asset value of the shares of the fund that such shareholder then holds. Fund shareholders are encouraged to consider options that may be suitable for the reinvestment of their liquidation proceeds, including exchanging into another fund within the Legg Mason mutual fund complex. Shareholders who exchange their shares for the same class of shares of other Legg Mason Funds may do so without the imposition of a sales charge. Fund shareholders will not be subject to any applicable deferred sales charges resulting from the termination. Any applicable deferred sales charges will also be waived for shareholders who redeem their shares prior to the termination.

Shareholders who are subject to federal income tax should be aware that the liquidation of the fund will be a taxable event for shareholders to the extent of any gains they may realize. Shareholders who hold their shares through an individual retirement account may exchange their shares for shares of another Legg Mason fund in accordance with the terms of the fund’s prospectus at any time prior to the fund’s cessation of operations. Those shareholders who do not exchange their shares prior to the cessation of operations will receive a check representing their liquidation proceeds, which will be treated as a distribution from the individual retirement account. Shareholders who hold their shares through an individual retirement account should consult with their tax advisers prior to the fund’s expected cessation of operations on or about January 15, 2010 concerning the tax implications of a distribution, their eligibility to roll over a distribution and the procedures applicable to such rollovers.

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